UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 10, 2016

CORPORATE PROPERTY ASSOCIATES 18 - GLOBAL INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

000-54970	90-0885534
(Commission File Number)	(IRS Employer Identification No.)

50 Rockefeller Plaza, New York, NY	10020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 492-1100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 10, 2016, Mark J. DeCesaris, Chief Executive Officer and a director of W. P. Carey Inc. (“W. P. Carey”), Corporate Property Associates 18 — Global Incorporated’s (the “Company”) sponsor, succeeded Trevor P. Bond as Chief Executive Officer and President of the Company.  Effective as of the same date, in connection with his resignation as Chief Executive Officer and as a member of the Board of Directors of W. P. Carey, Mr. Bond resigned from his positions as Chief Executive Officer and President, and as a member of the Company’s Board of Directors (the “Board”) and from any committees of the Board on which he served.  Mr. Bond did not resign due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices

Mr. DeCesaris, age 56, has served as Chief Executive Officer of W. P. Carey since February 2016, as a member of its Board of Directors since July 2012 and as Chairman of the Board’s Technology Committee since March 2013.  Mr. DeCesaris was Chief Financial Officer of the Company from 2012 to 2013. He was also Chief Financial Officer of Corporate Property Associates 17 — Global Incorporated and W. P. Carey from 2010 to 2013, having served as Acting Chief Financial Officer of each since 2007 and 2005, respectively.  He was also Chief Financial Officer of Carey Watermark Investors Incorporated from 2008 to 2013.  Mr. DeCesaris has also been a member of the Board of Managers of Carey Financial, LLC since 2006 and served as its Chairman from 2013 to 2015.  Before joining W. P. Carey, from March 2003 to December 2004, Mr. DeCesaris was Executive Vice President for Southern Union Company, a natural gas energy company publicly traded on the New York Stock Exchange, where he oversaw the integration of acquisitions and developed and implemented a shared service organization to reduce annual operating costs.  From August 1999 to March 2003, he was Senior Vice President for Penn Millers Insurance Company, a property and casualty insurance company where he served as President and Chief Operating Officer of Penn Software, a subsidiary of Penn Millers Insurance.  From 1994 to August 1999, he was President and Chief Executive Officer of System One Solutions, a business consulting firm that he founded.  He started his career with Coopers & Lybrand in Philadelphia, earning his Certified Public Accountant license in 1983.  Mr. DeCesaris graduated from Kings College with a B.S. in Accounting and a B.S. in Information Technology.  He currently serves on the Board of Kings College and on the Board of the Denver Mile High Youth Corps, Petroleum Service Co. and Mountain Productions, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Corporate Property Associates 18 - Global Incorporated

Date: February 16, 2016	By:	/s/ Susan C. Hyde
Susan C. Hyde
Managing Director and Corporate Secretary

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